Exhibit 10.13

Certain identified information has been excluded from the exhibit because it both:

(i)	is not material; and
(ii)	is the type that the company treats as private or confidential.

[***] indicates that information has been redacted.

PARTNERS FOR GROWTH V, L.P.

1751 TIBURON BLVD.

TIBURON, CALIFORNIA 94920

UNITED STATES OF AMERICA

Originally dated 17 April 2019 as amended and restated on	May 10, 2022

Openmarkets Group Limited (formerly known as Openmarkets Online Trading Pty Limited)

ACN 159 661 453

Openmarkets Australia Limited

ACN 090 472 012

Level 2, 451 Little Bourke Street

Melbourne, Victoria 3000

FACILITY LETTER OF OFFER

Partners for Growth V, L.P. (PFG) are keen to establish a strong working relationship with you and have structured a finance offer which we believe will meet your needs. We are pleased to offer the Facilities listed below.

Facility	Tranche	Face Value
[***]		[***]
Term Loan Facility	Tranche 1	N/A
	Tranche 2	N/A
	Tranche 3	$2,000,000
[***]		[***]
Total Face Value:		[***]

The terms and conditions on which the Facilities are offered are set out in:

●	this Facility Letter of Offer (Letter of Offer);

●	the PFG Standard Terms (for each Facility offered in this Letter of Offer) (PFG Standard Terms) as enclosed; and

●	the [***], the PFG Specific Facility Terms – Term Loan and [***] (as applicable) (Specific Facility Terms) as enclosed;

●	the First Deed of Amendment and Restatement (First Deed of Amendment);

●	the Second Deed of Amendment and Restatement (Second Deed of Amendment);

●	the Third Deed of Amendment and Restatement (Third Deed of Amendment);

●	the Fourth Deed of Amendment and Restatement (Fourth Deed of Amendment);

●	the Fifth Deed of Amendment and Restatement (Fifth Deed of Amendment); and

●	the Sixth Deed of Amendment and Restatement (Sixth Deed of Amendment),

which together, comprise the Terms.

2

Terms used in this Letter of Offer are defined in clause 3.14 of this Letter of Offer, in the PFG Standard Terms and the Specific Facility Terms. A reference to a clause or schedule is a reference to a clause of, and schedule to, the Letter of Offer.

PFG’s obligation to provide any drawing under the Facilities is conditional on the Obligors accepting the Terms of the Facilities, satisfying each condition precedent set out in the Terms and executing all documents required by PFG in respect of the Facilities.

This offer is available for acceptance until close of business on the date which is 30 days after the date of the Letter of Offer, unless extended by us in writing.

To accept our offer, please sign and date the enclosed copy of the Letter of Offer on the Acceptance and Acknowledgement page, and return it to me at this office. In addition, we have included the following documents to be executed in connection with the Facilities and returned to us:

●	General Security Deed given by the Obligors in favour of PFG (General Security Deed);

●	Deed of Guarantee and Indemnity from each Corporate Obligor in favour of PFG (Corporate Guarantee);

●	Limited Personal Guarantee from the Ivan Tchourilov and Deane Sweeney (Limited Personal Guarantee);

●	the Deed of Subordination in respect of the Secured Noteholders (Secured Note Subordination Deed);

●	the Deed of Priority in respect of the facilities made available by OMRA Fund (OMRA Priority Deed);

●	the Deed of Subordination in respect of the facilities made available by Enhanced Investments Pty Ltd (BMYG Subordination Deed);

●	the Deed of Subordination in respect of the $1,000,000 bridge financing or other capital raising (Bridge Subordination Deed);

●	each Deed Poll made by the Borrower, each Director and Noteholder as defined therein and dated on or about the date of this Letter of Offer in respect of the unsecured Notes;

●	the Warrants granted by the Borrower in favour of PFG (Lender Warrants);

●	Compliance Certificate (Compliance Certificate);

●	Pre-funding Certificate (Pre-funding Certificate); and

●	Borrowing Base Certificate (Borrowing Base Certificate).

We may withdraw our offer at any time before you accept it. We may do this if, for example, we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

For the avoidance of doubt, the Facilities pursuant to this letter and the terms as described herein do not come into effect until the Effective Date.

Thank you for the opportunity to provide the Facilities. Please feel free to call us with any queries in relation to the Facility Documents or any other products or services that we may provide.

Yours faithfully,

PARTNERS FOR GROWTH V, L.P.

By	/s/ Andrew Kahn
Name:	Andrew Kahn
Title:	Manager, Partners for Growth V, LLC Its General Partner

3

SCHEDULE 1 - FACILITY TERMS

1	PARTIES

Borrower:	OPENMARKETS GROUP LIMITED (FORMERLY KNOWN AS OPENMARKETS ONLINE TRADING PTY LIMITED) (ACN 159 661 453) OPENMARKETS AUSTRALIA LIMITED (ACN 090 472 012) (AFSL 246705)
Corporate Guarantor(s):	OPENMARKETS AUSTRALIA LIMITED (ACN 090 472 012) (AFSL 246705)
OPENMARKETS (HOLDINGS) PTY LTD (ACN 162 523 211)
TRADEFLOOR HOLDINGS PTY LTD (ACN 603 342 329)
TRADEFLOOR IPCO PTY LTD (ACN 603 351 015)
TRADEFLOOR PTY LTD (ACN 603 351 024)
OPENMARKETS GROUP LIMITED (FORMERLY KNOWN AS OPENMARKETS ONLINE TRADING PTY LIMITED) (ACN 159 661 453)
Individual Guarantor(s):	None
PFG:	PARTNERS FOR GROWTH V, L.P.

2	FACILITY DOCUMENTS

In addition to documents expressed to be Facility Documents in other Facility Documents, each of the following documents are Facility Documents for the purposes of the Facility/Facilities:

Facility Documents	Signatories

Letter of Offer	Borrower Each Guarantor PFG

PFG Standard Terms	Not applicable

Specific Facility Terms	Not applicable

General Security Deed	Borrower Each Guarantor PFG

4

Lender Warrants	Borrower PFG

Deed of Guarantee and Indemnity (Corporate Obligor)	Each Guarantor PFG

Secured Note Subordination Deed	Borrower PFG The Secured Noteholders

Each Deed Poll made by the Borrower amongst others, each Director and Noteholder as defined therein and dated on or about the date of this Letter of Offer in respect of the Unsecured Note Debt	The Borrower Each Director (as defined therein) Each Noteholder (as defined therein)

OMRA Priority Deed	Borrower Openmarkets Australia Limited PFG OMRA Fund

BMYG Subordination Deed	Openmarkets Australia Limited Enhanced Investments Pty Ltd PFG

First Deed of Amendment	Borrower Each Guarantor PFG

Second Deed of Amendment	Borrower Each Guarantor PFG

Third Deed of Amendment	Borrower Each Guarantor PFG

5

Fourth Deed of Amendment	Borrower Each Guarantor PFG

Fifth Deed of Amendment	Borrower Each Guarantor PFG

Sixth Deed of Amendment	Borrower Each Guarantor PFG

Limited Personal Guarantee	Ivan Tchourilov Deane Sweeney PFG

3	FACILITIES

3.1	SUMMARY OF FACILITIES

Facility	Tranche	Face Value
[***]	Tranche 1	[***]
Term Loan Facility	Tranche 2	N/A
	Tranche 3	N/A
$2,000,000
[***]		[***]
Total Face Value:		[***]

6

3.2	FACILITY TERMS

The Facilities set out below are only available to the Borrower pursuant to the Terms (including the relevant Specific Facility Terms and the PFG Standard Terms):

FACILITY	[***]
Borrower	[***]
Face Value	[***]
Currency	[***]
Facility Purpose	[***]
Conditions precedent	[***]
Availability Period	[***]
Loan Note requests	[***]
Final Redemption Date	[***]
Mandatory partial redemption of Loan Notes	[***]
Commitment Fee	[***]
Due Diligence Fee	[***]
Early Redemption Fees	[***]
General Fees	[***]
Interest Rate	[***]
Default Rate	[***]
Other Terms	[***]

FACILITY	TERM LOAN - TRANCHE 1
Borrower	[***]
Tranche Limit	[***]
Currency	[***]
Facility Purpose	[***]
Conditions precedent	[***]
Availability Period	[***]
Drawing requests	[***]
Termination Date	[***]
Commitment Fee	[***]

7

Early Prepayment/ Cancellation Fees	[***]
General Fees	[***]
Back end Fee	[***]
Interest Rate	[***]
Default Rate	[***]
Other Terms	[***]

FACILITY	TERM LOAN - TRANCHE 2
Borrower	[***]
Tranche Limit	[***]
Currency	[***]
Facility Purpose	[***]
Conditions precedent	[***]
Availability Period	[***]
Drawing requests	[***]
Termination Date	[***]
Commitment Fee	[***]
Early Prepayment/ Cancellation Fees	[***]
General Fees	[***]
Back-end Fee	[***]
Interest Rate	[***]
Default Rate	[***]
Other Terms	[***]

8

FACILITY	TERM LOAN - TRANCHE 3
Borrower	Openmarkets Group Limited (formerly known as Openmarkets Online Trading Pty Limited) (ACN 159 661 453)

Tranche Limit	$2,000,000

Currency	AUD

Facility Purpose	General working capital and growth purposes.

Conditions precedent	As set out in the Fifth Deed of Amendment.

Availability Period	The period from the Third Tranche Date until 3 Business Days after the Third Tranche Date, or such longer period agreed in writing by PFG.

Drawing requests	The Borrower shall be entitled to make one (1) Drawing request for the Tranche, with the consent of PFG.

Termination Date	The date which is the earlier of the date falling 36 months after the Third Tranche Date or the date on which the Unsecured Note Debt issued by the Borrower first mature.

Amortisation	The Borrower shall repay the Facility Principal Owing in equal monthly instalments, each month, during the period from the Third Tranche Date to the Termination Date.

Commitment Fee	A commitment fee equal to 2.50% of the Tranche Limit (being $50,000), payable on the Third Tranche Date.

Early Prepayment/ Cancellation Fees	The Borrower may only permanently prepay or cancel all (and not part) of any Drawing under the Tranche by paying PFG a prepayment fee determined by PFG which is equal to:

a)	3.00% of the aggregate amount prepaid where such prepayment is made on or prior to the date falling 12 months after the date on which the first Drawing under the Tranche is made; or

9

b)	2.00% of the aggregate amount prepaid where such prepayment is made after the date falling 12 months after the first Drawing under the Tranche is made but on or prior to the date falling 24 months after the date on which the first Drawing under the Tranche is made; and
c)	1.00% of the aggregate amount prepaid thereafter.

For the avoidance of doubt, the Early Prepayment Fee applies in the context of a voluntary redemption, a mandatory repayment of all Drawings (but not mandatory partial repayments of Drawings), a refinancing or any acceleration or enforcement arising pursuant to the Facility Documents.

General Fees	All fees payable in accordance with the PFG Standard Terms.

Back-end Fee	None.

Interest Rate	An annual rate equal to 11.75%, fixed.

Default Rate	An annual rate equal to 15.75%, fixed.

Other Terms	PFG Specific Facility Terms – Term Loan Facility and the PFG Standard Terms are enclosed and apply.

FACILITY	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

10

3.3	FEES AND CHARGES

The Borrower must pay PFG each facility-specific fee listed in this Letter of Offer and in the PFG Standard Terms in addition to all interest and other sums payable to PFG all of which are not refundable.

3.4	SECURITY

Each of the following Securities secures (without limitation) all amounts payable under all Facilities and any guarantee or indemnity provided by an Obligor to PFG:

(a)	the Securities listed in Schedule 2 of this Letter of Offer; and

(b)	any additional Securities provided by an Obligor from time to time,

except to the extent that any Security listed in Schedule 2 of this Letter of Offer, additional Securities provided by an Obligor or Facility Terms expressly provides otherwise.

3.5	CONDITIONS PRECEDENT

PFG’s obligation to subscribe for the Loan Notes or to provide any drawing under, or make available any Facility is conditional on the conditions precedent listed in the Facility Terms, Schedule 3 of this Letter of Offer and the PFG Standard Terms being met, in each case in form and substance satisfactory to PFG.

3.6	CONDITIONS PRECEDENT TO TERM LOAN FACILITY – TRANCHE 2

In addition to the conditions precedent set out in clause 3.5 (which also apply to the Loan), PFG’s obligation to advance Tranche 2 is conditional on the satisfaction of the following conditions precedent in each case in form and substance satisfactory to PFG:

(a)	completion of the Consolidation; and

(b)	completion of the Tranche 2 Due Diligence.

3.7	REPORTING UNDERTAKINGS

The Borrower shall provide PFG with the following:

(a)	Monthly management financial statements, within 20 days after the end of each month;

(b)	while any amount under the [***] is drawn, Monthly Borrowing Base Certificate within 20 days after the end of each month;

(c)	Monthly Compliance Certificate within 20 days after the end of each month;

(d)	Monthly accounts payable, accounts receivable and deferred Revenue schedules, aged by invoice date, and outstanding or held check registers, if any, within 20 days after the end of each month;

(e)	Annual audited financial statements as soon as available, and in any event within 120 days following the end of the Group’s fiscal year;

11

(f)	Annual board-approved budgets and forecasts, as soon as available, and in any event within 30 days of approval by the board of directors of the Borrower;

(g)	an updated Representations Letter within 20 days of the end of each quarter (identifying all changes to the previous Representations Letters) and an updated Representations Letter promptly, and in any event no later than 10 Business Days, after any material changes to the previous Representations Letter;

(h)	‘read only’ real-time access to the Borrower’s business bank accounts via an online portal/login;

(i)	while any amount under the [***] is drawn, the ASX cash market margin report, every Business Day by close of business; and

(j)	any other reports and information requested by PFG (acting reasonably).

3.8	FINANCIAL COVENANTS

The Borrower shall at all times comply with the following financial covenants.

EBITDA Covenant

None.

Current Assets to Current Liabilities Covenant

The Borrower must ensure that, on the last day of each calendar month, the Group has a ratio of Unrestricted Cash plus Account Receivables to Current Liabilities of at least 0.8:1.0 for the period prior to completion of the Capital Raising and 1.0:1.0 for each month thereafter until the Final Redemption Date for the Facility as set out in this Letter of Offer.

This Current Assets to Current Liabilities Covenant must be tested and measured each month based on the Monthly management financial statements provided under clause 3.7 of this Letter of Offer.

For the purposes of this Letter of Offer:

(a)	“Unrestricted Cash” means unrestricted Cash or Cash Equivalents held by the Group as at the end of each month (which, for the avoidance of doubt, includes any Cash or Cash Equivalents held by ASX Clear on behalf of the Group (to which the Group is legally and beneficially entitled) as at the end of the month);

(b)	“Cash or Cash Equivalents” has the meaning generally accepted and consistently applied to such a term in accordance with the Australian Accounting Pronouncements;

(c)	“Account Receivables” means the net balance sheet receivables of the Group as at the end of each month which are aged 90 days or less; and

(d)	“Current Liabilities” means all Indebtedness and other liabilities of the Group owing or due and payable as at the end of each month or for the relevant period of calculation (including, for the avoidance of doubt, the current portion of issued Loan Notes but excluding any convertible notes).

12

Cash Burn Covenant

In the event that the Borrower fails to complete a Capital Raising of no less than $7,500,000 by 1 April 2022, the Borrower must ensure that the Cash Burn of the Borrower does not exceed the following amounts during the corresponding periods:

Month	Maximum Total Cash Burn (A$)
Apr-22	750,000
May-22	900,000
Jun-22	250,000
Jul-22	0

For the purposes of this Letter of Offer:

(a)	“Cash Burn” means prior end of month unrestricted Cash or Cash Equivalents minus current end of month unrestricted Cash or Cash Equivalents (excluding the R&D credit and any cash funding (debt or equity) received).

3.9	CONDITIONS SUBSEQUENT

On or before the date which is 30 Business Days following the Revolving Date, the Borrower must:

(a)	call and hold a general meeting, and do all things required to be done in respect of a general meeting (including comply with any applicable notice requirements), in accordance with the Borrower’s Constituent Documents (“Relevant Meeting”), for the purposes of passing a resolution for the purposes of Section 1.6 of Schedule 1 of the Borrower’s constitution; and

(b)	provide PFG with evidence to PFG’s satisfaction that all shareholders of the Borrower have approved and ratified by unanimous resolution at the Relevant Meeting:

(i)	the Borrower’s entry into the Lender Warrants;

(ii)	the issue of warrant shares in the Borrower which are exchangeable or exercisable for the number of ordinary shares in the Borrower as set out in the Lender Warrant; and

(iii)	for the purposes of Section 1.6 of Schedule 1 of the Borrower’s constitution, that any issue of shares by the Borrower to PFG upon exercise or exchange of the Lender Warrant shall not require the Borrower to comply with the pre-emptive rights regime in Schedule 1 of the constitution of the Borrower.

Not later than 30 January 2022, the Borrower must complete a bridge financing in an aggregate principal amount of at least $1,000,000 and with a minimum term of at least 90 days, which financing must be subordinate in all respects to all financing provided by PFG, and which financing may only be repaid from the proceeds of the Capital Raising or otherwise refinanced from equity or otherwise with PFG’s consent and which financing is entered into subject to the Bridge Subordination Deed.

A failure by the Borrower to comply with any of its obligations under this clause 3.9 will result in an immediate Event of Default.

13

3.10	ADDITIONAL REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants that the information set forth in the Representations Letter is true and correct as at the Acceptance Date.

3.11	ADDITIONAL UNDERTAKINGS

Insider Debt

All present and future Indebtedness of the Borrower to its officers, directors and shareholders (“Inside Debt”) shall, at all times, be subordinated to the Secured Moneys pursuant to a subordination agreement in form and substance satisfactory to PFG. The Borrower represents and warrants that there is no Inside Debt presently outstanding which is not subordinated to the Secured Moneys. Prior to incurring any Inside Debt in the future, the Borrower shall cause the person to whom such Inside Debt will be owed to execute and deliver to PFG a subordination deed in form and substance satisfactory to PFG.

Secured Note Debt

All present and future Indebtedness of the Borrower to the Secured Noteholders (“Secured Note Debt”) shall, at all times, be subordinated to the Secured Moneys pursuant to the Secured Note Subordination Deed in form and substance satisfactory to PFG. The Borrower represents and warrants that there is no Secured Note Debt presently outstanding which is not subordinated to the Secured Moneys. Prior to incurring any Secured Note Debt in the future, the Borrower shall cause the person to whom such Secured Note Debt will be owed to execute and deliver to PFG a subordination deed in form and substance satisfactory to PFG.

Unsecured Note Debt

All present and future Indebtedness of the Borrower (“Unsecured Note Debt”) shall, at all times, be subordinated to the Secured Moneys pursuant to subordination provisions in form and substance satisfactory to PFG. The Borrower represents and warrants that there is no Unsecured Note Debt presently outstanding which is not subordinated to the Secured Moneys. Prior to incurring any Unsecured Note Debt in the future, the Borrower shall cause the person to whom such Unsecured Note Debt will be owed to execute and deliver to PFG a subordination deed in form and substance satisfactory to PFG.

Cash Balance

The Borrower will maintain Unrestricted Cash at all times of at least at least AUD$5,500,000.

ASX Clear

The Borrower will maintain at all times at least at least AUD$5,000,000 of Cash or Cash Equivalents with ASX Clear as cash market margin.

3.12	ADDITIONAL EVENTS OF DEFAULT

The parties agree that the following additional Events of Default apply for the purposes of clause 13.1(x)(i) of the Standard Terms:

(a)	(Constituent Document) it is an Event of Default if a Constituent Document of an Obligor is amended or replaced without the prior written consent of PFG; and

(b)	(Licence) a Licence is: (a) revoked, terminated or suspended; or (b) limited or varied in a manner that would give rise to a Material Adverse Effect.

14

3.13	AMENDMENTS TO PFG STANDARD TERMS

Application of Standard Terms

The PFG Standard Terms and any applicable Specific Terms apply to the Facilities. PFG acknowledges and agrees that the:

(a)	Inside Debt;

(b)	Secured Note Debt;

(c)	OMRA Debt;

(d)	BMYG Debt; and

(e)	Unsecured Note Debt,

is, in each case, ‘Permitted Indebtedness’ for the purposes of the definition of Permitted Indebtedness under the PFG Standard Terms, provided in each case, that the quantum of such Indebtedness is, at any time, not greater than the quantum of such Indebtedness as at the Effective Date.

3.14	DEFINITIONS AND INTERPRETATION

Capitalised terms used in this Letter of Offer that are not defined in this Letter of Offer, have the meaning ascribed to them in the PFG Standard Terms. The interpretation provisions of the PFG Standard Terms apply to this Letter of Offer.

In addition:

Acceptance Date	means the latest date on which this Letter of Offer is accepted by the Obligors as evidenced by each of their signatures on this Letter of Offer.

Account Receivables	has the meaning given to that term in clause 3.8 of this Letter of Offer.

ASX Clear	means ASX Clear Pty Ltd.

BMYG Debt	means all present and future Indebtedness of Openmarkets Australia Limited (ACN 090 472 012) (AFSL 246705) to Enhanced Investments Pty Ltd (ACN 639 583 930) and subject to the BMYG Subordination Deed.

Borrower	means the company or companies named as the Borrower in this Letter of Offer and Borrowers means all of them.

Borrowing Base Certificate	means a certificate showing the calculation of the Borrowing Base for the purpose of determining the Facility Limit under a Facility substantially in the form of Schedule 5.

Cash Market Margin Amount	means the amount of cash market margin to be held with ASX Clear as determined by the daily ASX cash market margin report.

Capital Raising	means a convertible note or other pre-IPO capital raise in each case in an amount of not less than $7,500,000, which is subordinated to all amounts owed to PFG to the satisfaction of PFG and which has a maturity of at least 12 months, that is expected to be completed by the Group as at the date of entry into this Letter of Offer and 1 April 2022.

15

Cash or Cash Equivalents	has the meaning given to that term in clause 3.8 of this Letter of Offer.

Condition Subsequent	means each condition subsequent set forth in clause 3.9 of this Letter of Offer.

Consolidated Entity	means the Borrower entity following the Consolidation.

Consolidation	means the corporate and financial consolidation of the Borrower and TradeFloor Pty Ltd ACN 603 351 024.

Compliance Certificate	means the Borrower’s certification of the Obligors’ compliance with the Terms and such other matters as PFG may require in its business discretion to be addressed in such certificate, substantially in the form set out in Schedule 4 of this Letter of Offer, as such form may be amended from time to time upon advance notice from PFG.

Constituent Documents	means, in relation to any Obligor, such Obligor’s constitution, certificate of incorporation or registration, by-laws or other document or instrument required or customary in such Obligor’s jurisdiction of formation, principal place of business or operation, including such of the Obligor’s agreements with shareholders and joint venture parties.

Corporate Obligor	means each Guarantor that is a corporation.

Current Liabilities	has the meaning given to that term in clause 3.8 of this Letter of Offer.

EBITDA	has the meaning given to that term in clause 3.8 of this Letter of Offer.

Effective Date	means the date upon which all of the conditions precedent specified in this Letter of Offer and the PFG Standard Terms have been satisfied to the absolute satisfaction of PFG or otherwise waived by PFG in writing, and PFG subscribes for the Loan Notes.

Facility Terms	means the schedule of terms for each Facility set out in clause 3.2 of this Letter of Offer.

First Tranche Date	has the meaning given to that term ‘Effective Date’ in the First Deed of Amendment.

Guarantor	means each Corporate Guarantor and Individual Guarantor identified as such in the ‘Parties’ section of Part 1 of Schedule 1 of this Letter of Offer.

Individual Obligor	means each Obligor that is a person.

Inside Debt	has the meaning given to that term in clause 3.11 of this Letter of Offer.

Licence	means: (a) each Australian financial services licence held by the Borrower and/or any other Group member (being licence no. 246705 as at the Effective Date); each Australian credit licence held by the Borrower and/or any other Group member; and/or (c) any other Government authorisation relating to the Group’s business which the Borrower or any other Group member may from time to time hold in any jurisdiction in which the Group operates.

16

OMRA Debt	means all present and future Indebtedness of the Borrower to OMRA Fund and subject to the OMRA Priority Deed.

OMRA Fund	means OMRA Fund Pty Ltd ACN 643 757 751 in its capacity as trustee of the Openmarkets Regulatory Arbitrage Fund

Representations Letter	means the document attached to this Letter of Offer as Exhibit A and any subsequent Representations Letter delivered to PFG from time to time in accordance with the Facility Documents.

Revolving Date	has the meaning given to that term ‘Effective Date’ in the Third Deed of Amendment.

Second Tranche Date	means the date on which all of the conditions precedent specified in clause 3.6 of this Letter of Offer have been satisfied to the absolute satisfaction of PFG or otherwise waived by PFG in writing.

Secured Note Debt	has the meaning given to that term in clause 3.11 of this Letter of Offer.

Secured Noteholders	means each ‘Note Holder’ as defined in the Convertible Note and Warrant Agreement dated 1 April 2016 and entered into by the Borrower.

Security	means each Encumbrance set out in Schedule 2 of the Letter of Offer as a “Security”.

Sixth Amendment Date	means the ‘Effective Date’ as defined in the Sixth Deed of Amendment.

Third Tranche Date	means the ‘Effective Date’ as defined in the Fifth Deed of Amendment.

Tranche	means, in respect of the Term Loan Facility, Tranche 1 or Tranche 2 or Tranche 3.

Tranche 2 Due Diligence	means the completion of due diligence satisfactory to PFG in all respects on the Consolidated Entity.

Tranche Limit	means: in respect of Tranche 1, N/A; in respect of Tranche 2, N/A; and in respect of Tranche 3, $2,000,000.

Unrestricted Cash	has the meaning given to that term in clause 3.8 of this Letter of Offer.

Unsecured Note Debt	has the meaning given to that term in clause 3.11 of this Letter of Offer.

Unsecured Noteholders	means: (a) each ‘Noteholder’ as defined in the Convertible Note Deed originally dated 14 December 2017 as amended on 25 April 2018 and entered into by the Borrower; (b) each ‘Noteholder’ as defined in the Convertible Note Deed Poll dated 22 March 2018 and made by the Borrower, as amended from time to time; and (c) each ‘Noteholder’ as defined in the Convertible Note Deed Poll dated 13 April 2018 as amended on 19 December 2018 and entered into by the Borrower.

17

SCHEDULE 2 - SECURITY

No	Security	Collateral	Guarantor/Parties
1	Fully-perfected General Security Deed dated 17 April 2019.	All assets and undertakings of each Obligor	Each Obligor

18

SCHEDULE 3 - CONDITIONS PRECEDENT

The following is the list of items referred to in clause 3.5 of the Letter of Offer:

No	Item	What is required
1	Facility Documents

Originals of each Facility Document duly executed by all parties to it, other than PFG, free from all prior Encumbrances and third party rights and interests other than Permitted Encumbrances, together with all fully executed documents and other things necessary to effect registration.

2	Pre-Funding Certificate

Completed pre-funding certificate in the form of, and providing the details indicated in, Schedule 6 of this Letter of Offer, dated not more than 2 Business Days before the Effective Date, given in respect of each Obligor and signed by a director of each Obligor together with all attachments referred to in the certificate being true, complete and up to date copies of the following (as applicable): (i) the constitution and certificate of registration of each Obligor; (ii) the trust deed for any trust of which an Obligor is trustee; and (ii) executed and, where applicable, registered, power of attorney granted by each Obligor empowering the attorney to execute the Facility Documents to which it is a party.

3	Authorisations

All authorisations, consents and approvals (if any) necessary to be obtained by the Obligors prior to the first Loan Note being issued concerning the execution, delivery, performance, validity or enforceability of the Facility Documents to which it is a party has been obtained.

4	Insurances	Copies of all insurance policies and certificates of currency evidencing compliance by the Obligors in accordance with the Facility Documents.
5	Representations	The Representations Letter, duly executed by the Borrower.
6	Compliance Certificate

To the extent a Loan Note under the Facility is requested on the Effective Date, a duly executed Compliance Certificate, in the form of, and providing the details indicated in, Schedule 4 of this Letter of Offer.

7	Material Adverse Change	Evidence that nothing has occurred that, in the opinion of PFG, has had or may have a Material Adverse Effect.
8	Due diligence	Evidence that the results of all searches, enquiries and requisitions with respect to the Obligors are satisfactory.
9	Financial statements	Copies of the most recent financial statements of the Borrower.
10	Discharges and releases	Duly completed and executed discharges and releases, in registrable form, of any Encumbrance granted by an Obligor other than a Permitted Encumbrance.
11	Constituent documents	A certified copy of the Obligor’s Constituent Documents.
12	Equity raising	Completion by the Borrower of an additional equity raising in an aggregate amount of not less than A$1,400,000.
13	Title Documents	Each Title Document (as that term is defined in the General Security Deed) and any other document that is required to be lodged or deposited with PFG under the terms of any Facility Document.
14	Other documents/information	PFG has received all other documents and information it has reasonably requested.

19

SCHEDULE 4 - COMPLIANCE CERTIFICATE

Borrower:

Openmarkets Group Limited (formerly known as

Openmarkets Online Trading Pty Limited)

(ACN 159 661 453)

Openmarkets Australia Limited (ACN 090 472 012)

Level 2, 451 Little Bourke Street,

Melbourne VIC 3000 Australia

(“Borrower”)

PFG: Partners for Growth V, L.P. 1751 Tiburon Blvd, Tiburon, CA 94920 USA (“PFG”)

The undersigned authorized officer of the Borrower hereby certifies that in accordance with the Facility Letter of Offer between the Borrower, PFG and others dated on or around [insert date] (the “Letter of Offer”); (i) the Borrower is in compliance for the month and if applicable, quarter ending ____________ with all required reporting obligations in the Letter of Offer, except as detailed below; and (ii) there are no Defaults subsisting as at the date of this Compliance Certificate. Attached herewith are the required documents supporting the above certification (if any). The undersigned further certifies that the financial statements, information and schedules referred to below have been prepared in accordance with Australian Accounting Pronouncements and are consistent from one period to the next except as explained in an accompanying letter or footnotes. Terms defined in the Terms have the same meaning when used in this Compliance Certificate unless the context otherwise requires.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
		Yes	No
Management Financial Statements and Accounts	Monthly within 20 days	Yes	No
Compliance Certificates	Monthly within 20 days	Yes	No
Accounts Payable Ageings	Monthly within 20 days	Yes	No
Accounts Receivable	Monthly within 20 days	Yes	No
Deferred Revenue Schedules	Monthly within 20 days	Yes	No
Sell Through Reports	Monthly within 20 days	Yes	No
Annual Audited Financial Statements	Annually within 120 days	Yes	No
Annual Budget Forecast	Monthly within 10 days	Yes	No
Representations Letter	Quarterly within 20 days	Yes	No
Other Reports	When reasonably requested by PFG	Yes	No

Financial Covenants	Required	Actual	Complies
EBITDA Covenant	Monthly	Actual	Yes	No
Current Assets to Current Liabilities Covenant	Monthly	Actual	Yes	No

DATED the	day of	202

Signed by Director

Name of Director

20

SCHEDULE 5 - BORROWING BASE CERTIFICATE

Borrower: Openmarkets Group Limited ACN 159 661 453 Openmarkets Australia Limited (ACN 090 472 012) Level 2, 451 Little Bourke Street Melbourne, Victoria 3000	Lender: Partners for Growth V, L.P. 1751 Tiburon Blvd, Tiburon, CA 94920 USA (“PFG”)

BORROWING BASE CERTIFICATE - [***]

========================================================================

1.	Cash Market Margin Amount	$
2.	OMRA Debt	$
3.	BMYG Debt	$
4.	Borrowing Base (Line 1, minus Line 2 and Line 3)	$
4.	Upper Facility Limit		$5,000,000
7.	Availability (The Lesser of Line 4 or Line 5)	$
8.	Current Outstanding under the Facility	$
9.	Net Availability (Line 7 minus Line 8)

The undersigned represents and warrants that: (1) the forgoing is true, complete and correct, (2) that the information reflected in this Borrowing Base Certificate complies with the applicable representations and warranties set forth in the Facility Documents, as amended, and (3) The undersigned affirms that the last Compliance Certificate dated ___________________ has been delivered to PFG not longer than thirty (30) days before the date of this Borrowing Base Certificate.

DATED the	day of	20

Signed by Director

Name of Director

21

SCHEDULE 6 - PRE-FUNDING CERTIFICATE

To:	PARTNERS FOR GROWTH V, L.P. (“PFG”)
1751 Tiburon Blvd, Tiburon, CA 94920 USA

I, ________________________________, am a director of:

(a)	Openmarkets Group Limited (ACN 159 661 453) (“Borrower”);

(b)	Openmarkets Australia Limited (ACN 090 472 012); and

(c)	Openmarkets (Holdings) Pty Ltd (ACN 162 523 211),

collectively, the “Obligors”.

I refer to the Letter of Offer dated on or around the date of this certificate between PFG and the Obligors (“Letter of Offer”).

A term defined in the Letter of Offer has the same meaning when used in this certificate. I certify as follows:

1	Relevant documents

Attached to this certificate are true, complete and up-to-date copies of each of the following:

(a)	constitution: the Constituent Documents and certificates of incorporation of each Obligor (marked “A”);

(b)	[power of attorney: an executed power of attorney granted by a Obligor empowering the attorney to execute the Facility Documents to which the Obligor is expressed to be a party (marked “B”)];

(c)	Consents: all consents required of shareholders and any third parties necessary in order for all matters contemplated by the Facility Documents to be binding and enforceable (marked “C”);

(d)	Licences: each Licence (marked “D”); and

(e)	Convertible Note Register: the convertible note register of the Borrower, recording the number of notes on issue to each existing noteholder as at the date hereof (marked “E”).

2	Authorisations

There are no other material consents, authorisations, approvals, declarations or filings necessary or desirable to be obtained by the Obligors in connection with the execution, delivery, performance, validity or enforceability of the Facility Documents to which they are a party.

3	[No revocation

The power of attorney referred to in paragraph 1(b) is in full force and effect and have not been amended, modified or revoked.]

22

4	Solvency

At the time of execution of the Facility Documents, each Obligor is solvent and there are reasonable grounds to expect that they will not become insolvent by acting so as to give effect to any transaction contemplated by the Facility Documents.

5	Approvals

1.	A duly convened and held meeting of all directors for each Obligor has passed valid and unanimous resolutions pursuant to which:

(a)	the Obligors are authorised to enter into and execute the following documents to which they are a party:

(i)	the Letter of Offer;

(ii)	the General Security Deed;

(iii)	the Secured Note Subordination Deed;

(iv)	the Westpac Priority Deed;

(v)	each Deed Poll made by the Borrower amongst others, each Director and Noteholder as defined therein and dated on or about the date of the Letter of Offer in respect of the unsecured Notes;

(vi)	the Lender Warrant;

(vii)	the Corporate Guarantee; and

(viii)	such further documentation or ancillary documents as may be required by the Facility Documents (“Ancillary Documents” and together with the documents referred in paragraphs (i), (ii), (iii) and (iv), the “Transaction Documents”); [and]

(ix)	[a power of attorney appointing [insert] as attorney of each Obligor (“Attorney”) with the powers specified in that power (“Power of Attorney”).]

(b)	the Obligors are to perform the transactions and obligations contemplated by the Facility Documents and be bound by the terms of the Facility Documents;

(c)	[the Obligors appointed [insert] as Attorney of each Obligor pursuant to the Power of Attorney and that the Attorney be empowered in accordance with the Power of Attorney to execute, perform, deliver or accept (as the case may be) each document specified in the Power of Attorney, so that such actions shall bind the Obligors and have the same effect as if they were executed by the Obligors (whether under the common seal of the Obligor or not);]

(d)	[the Obligors confirms and ratify everything which its Attorney may do pursuant to the Power of Attorney and the execution, performance and delivery of each Facility Document;]

(e)

each Obligor authorises [any Attorney,] director or secretary of the Obligor to sign or execute each Facility Document and all such other documents, notices, certificates and instruments (including negotiable instruments) as may be deemed to be incidental to, or necessary, to give effect to the preceding resolutions or the transactions contemplated thereby.

23

2.	Before these resolutions were passed:

(a)	each director having any interest in any Facility Documents or the transactions contemplated therein disclosed the nature and extent of that interest;

(b)	after due enquiry, the directors satisfied themselves that each Obligor was solvent and will not be made insolvent as a consequence of the Obligor entering into the Facility Documents; and

(c)	after careful consideration, the directors of each Obligor determined that:

(i)	they have the power to authorise the Obligor to enter into the Facility Documents;

(ii)	the Obligor would receive reasonable commercial benefits by reason of entering into the Facility Documents; and

(iii)	the entry into the Facility Documents is in the interests of the Obligor and for a proper purpose.

6	Officers

The following signatures are the true signatures of the authorized officers who are authorized signatories of each Obligor:

Name	Position	Signature
[insert]	[insert]
[insert]	[insert]

Dated:

Signed:
Director

24

EXHIBIT A TO LETTER OF OFFER - REPRESENTATIONS LETTER

[following pages]

25

Acceptance and Acknowledgement

Acceptance of the Letter of Offer

The Obligors accept PFG’s offer to provide the Facilities on the Terms and acknowledge receipt of the PFG Standard Terms and the Specific Facility Terms.

By signing this Letter of Offer, each Obligor:

1.	agrees to be bound by the obligations of the Obligor as set out in the Terms;
2.	acknowledges that a legally binding contract is made between PFG and the Obligors; and
3.	makes the declarations in the PFG Standard Terms.

Acknowledgement by Obligors

Each Obligor acknowledges and agrees that it gives the acknowledgements set out in clause 43 (Obligor acknowledgements) of the PFG Standard Terms, including that:

(a)	any Securities given, or to be given, by the Obligor secure all present and future obligations of the Borrower to PFG, including obligations in respect of the Facilities; and

(b)	any guarantee and indemnity given, or to be given, by the Guarantors to PFG covers all present and future obligations of the Borrower to PFG, including obligations in respect of the Facilities under the Letter of Offer (and any other financial accommodation provided, or transactions entered into, under or in connection with those Facilities).

Authority to date and complete

Each Obligor agrees that PFG may fill in any blanks in the Letter of Offer and any other Facility Document including any date of signing.

Representations and warranties

Each Obligor represents and warrants, on the Acceptance Date of the Letter of Offer and at the Effective Date, in relation to itself that:

1.	each of its representations and warranties in the Facility Documents is true and correct (with the Letter of Offer being a “Facility Document” on that date); and
2.	no Default is subsisting,

with respect to the facts and circumstances existing as at that date.

Please read this Letter of Offer, the PFG Standard Terms and the Specific Facility Terms carefully before signing this letter.

Dated

EXECUTED as an AGREEMENT